SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 23, 2007

                          E*TRADE Financial Corporation
                            (Exact Name of Registrant
                          as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               1-11921                                    94-2844166
       (Commission File Number)                (IRS Employer Identification No.)

         135 East 57th Street
          New York, New York                                10022
(Address of Principal Executive Offices)                  (Zip Code)

                                 (646) 521-4300
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                                  ------------


================================================================================

Item 8.01.  Other Events.

         On May 23, 2007, E*TRADE Financial Corporation issued the attached press release.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            E*TRADE Financial Corporation

Date:   May 23, 2007                        By:  /s/ RUSSELL S. ELMER
        -----------------                       --------------------------------
                                                 Name:   Russell S. Elmer
                                                 Title:  Corporate Secretary